SCHEDULE 14A

EXPLANATORY NOTE - THIS SCHEDULE 14A IS IDENTICAL TO THE SCHEDULE 14A FILED BY THE REGISTRANT ON JULY 27, 2005. THIS SCHEDULE 14A IS BEING FILED SOLELY TO CORRECT THE EDGAR FORM TYPE CODE.


                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

      Filed by the Registrant |X|
      Filed by a Party other than the Registrant |_|

      Check the appropriate box:
      |_| Preliminary Proxy Statement          |_| Confidential, for Use of the,
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
      |X| Definitive Proxy Statement
      |_| Definitive Additional Materials
      |_| Soliciting Material Pursuant to
          Rule 14a-11(c) or Rule 14a-12

                      Universal Security Instruments, Inc.
================================================================================
                (Name of Registrant as Specified in Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      |X|   No fee required.

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            (1) Title of each class of securities to which transaction applies:

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            (2) Aggregate number of securities to which transaction applies:

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            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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            (4) Proposed maximum aggregate value of transaction:

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            (5) Total fee paid:

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            |_|   Fee paid previously with preliminary materials.

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            |_|   Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1) Amount Previously Paid:

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            (2) Form, Schedule or Registration Statement No.:

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            (3) Filing Party:

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            (4) Date Filed:

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                                       1

                      UNIVERSAL SECURITY INSTRUMENTS, INC.
                              7-A GWYNNS MILL COURT
                          OWINGS MILLS, MARYLAND 21117

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 OCTOBER 3, 2005


To the Shareholders of Universal Security Instruments, Inc.:

      The Annual Meeting of Shareholders of Universal Security Instruments, Inc., a Maryland corporation (the "Company") will be held at the Pikesville Hilton, 1726 Reisterstown Road, Baltimore, Maryland, on October 3, 2005 at 9:00 a.m., local time, for the following purposes:

      1. To elect one director to serve until the Annual Meeting of Shareholders to be held in 2008 and until their successors are duly elected and qualify;

      2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      The Board of Directors has fixed August 5, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.


                                          By Order of the Board of Directors

                                          James B. Huff
                                          Secretary

Owings Mills, Maryland
August 30, 2005

                       IMPORTANT - YOUR PROXY IS ENCLOSED

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND MAIL THE ACCOMPANYING FORM OF PROXY TO THE COMPANY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                      UNIVERSAL SECURITY INSTRUMENTS, INC.
                              7-A GWYNNS MILL COURT
                          OWINGS MILLS, MARYLAND 21117
                                 (410) 363-3000

                                 PROXY STATEMENT

      The accompanying proxy is solicited by the Board of Directors of Universal Security Instruments, Inc., a Maryland corporation (the "Company"), in connection with the Annual Meeting of Shareholders to be held on Monday October 3, 2005, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying notice of the meeting. The Board of Directors has fixed the close of business on August 5, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the meeting. On that date, there were outstanding 1,673,498 shares of the Company's Common Stock par value $.01 per share (the "Shares").

      Each record holder of Shares on the Record Date is entitled to one vote for each Share held on all matters to come before the meeting, including the election of directors. Shares may be voted in person or by proxy. The accompanying proxy may be revoked by the person giving it at any time prior to its being voted by filing a written notice of such revocation with the Secretary of the Company, by executing a proxy bearing a later date or by attending the meeting and voting in person.

                              BENEFICIAL OWNERSHIP

      The following table reflects the names and addresses of the only persons known to the Company to be the beneficial owners of 5% or more of the Shares outstanding as of the Record Date. For purposes of calculating beneficial ownership, Rule 13d-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act") requires inclusion of Shares that may be acquired within sixty days of the Record Date. Unless otherwise indicated in the footnotes to this table, beneficial ownership of shares represents sole voting and investment power with respect to those Shares.

    Name and Address                  Shares Beneficially             Percent
  of Beneficial Owner                        Owned                    of Class
-------------------------             -------------------             ---------
Estate of Stephen Knepper                  98,341                      5.88%
7-A Gwynns Mill Court
Owings Mills, MD 21117

Ronald S. Lazarus                          98,798(1)                   5.67%
7-A Gwynns Mill Court
Owings Mills, MD 21117

Harvey B. Grossblatt                      117,967(2)                  6.65%
7-A Gwynns Mill Court
Owings Mills, MD 21117

Michael Kovens                            332,719(3)                  19.88%
6 Regency Court
Baltimore, MD 21208

----------
      (1) Includes 28,466 shares owned jointly by Mr. Lazarus and his wife, and 70,332 shares which Mr. Lazarus presently as the right to acquire through the exercise of stock options.

      (2) Includes 100,332 shares which Mr. Grossblatt presently has the right to acquire through the exercise of stock options.

      (3) Pursuant to the terms of a Settlement Agreement, the Company has filed a registration statement with respect to the sale by Mr. Kovens of these shares. Mr. Kovens has undertaken to use his reasonable efforts to sell all of his shares during the effective period of the registration statement.

                              ELECTION OF DIRECTORS

      The Board of Directors currently consists of four directors. The Company's directors are divided into three classes and are elected for terms of three years each and until their successors are elected and qualify. The Board has nominated Harvey B. Grossblatt for election as director at the 2005 Annual Meeting to serve for terms of three years and until his successor is elected and qualifies. A quorum for the Annual Meeting consists of a majority of the issued and outstanding Shares present in person or by proxy and entitled to vote. Under Maryland law, unless a corporation's charter or bylaws provide otherwise, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present. The Company's Bylaws provide that the affirmative vote of a majority of the Shares issued and outstanding and entitled to vote is necessary for the election of directors. If no nominee receives the requisite vote, Mr. Grossblatt will continue to serve as director until his successor is duly elected and qualifies. Consequently, withholding of votes, abstentions and broker non-votes with respect to Shares otherwise present at the Annual Meeting in person or by proxy will have the effect of a vote withheld.

      Unless contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominee. If the nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may reduce the size of the Board to eliminate the vacancy. At this time, the Board does not anticipate that the nominee will be unavailable to serve.

      The following table sets forth, for the nominees and each continuing director, his name, age as of the Record Date, the year he first became a director of the Company, the expiration of his current term, and whether such individual has been determined by the Board to be "independent" as defined in
Section 121A of the American Stock Exchange (Amex) Company Guide. There are no known arrangements or understandings between any director or nominee for director of the Company and any other person pursuant to which such director or nominee has been selected as a director or nominee.


                                              Director        Current Term
             Name                  Age          Since           to Expire       Independent
             ----                  ---          -----           ---------       -----------
Board Nominees for Term to
  Expire in 2008

Harvey B. Grossblatt               59           1996              2005              No

Directors Continuing in Office

Ronald A. Seff, M.D.               57           2002              2006             Yes
Cary Luskin                        48           2002              2007             Yes
Howard Silverman, Ph.D.            63           2002              2007             Yes

Presented below is certain information concerning the nominees and directors continuing in office. Unless otherwise stated, all directors and nominees have held the positions indicated for at least the past five years.

      Harvey B. Grossblatt was Chief Financial Officer of the Company from 1983 until August 2004, Secretary and Treasurer of the Company from 1988 until October 2004, President of the Company since 1996, Chief Operating Officer of the Company since April 2003, and Chief Executive Officer since August 2004.

      Ronald A. Seff, M.D. has been in the private practice of ophthalmology since 1977. From 1977 until 1998, Dr. Seff practiced with, and was a senior executive of, a large medical practice with four offices in Maryland.

      Cary Luskin has been in the retail electronic business since 1978. Since 1998, Mr. Luskin has been President of The Big Screen Store, Inc., a chain of large-screen television retail stores.

      Howard Silverman, Ph.D. has been in the mental health field for over 30 years. From 1990 to 2001, Dr. Silverman was Vice President of Magellan Health Service, and since 2001 he has served as a consultant in the field.

                              CORPORATE GOVERNANCE

      The Board of Directors periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency, and maintains full compliance with the laws, rules and regulations which govern the Company's operations.

Meetings and Committees of the Board of Directors

      Board of Directors. During the fiscal year ended March 31, 2005, the Board met five times. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company held during the year and the total number of meetings held by all committees on which the director served during such year. Board members are expected to attend the Annual Meeting of Shareholders, and three incumbent directors attended the 2004 Annual Meeting of Shareholders.

      Audit Committee. The Audit Committee operates under a written charter adopted in July 2003. The Audit Committee is appointed by the Board to assist the Board in its duty to oversee the Company's accounting, financial reporting and internal control functions and the audit of the Company's financial statements. The Committee's responsibilities include, among others, direct responsibility for hiring, firing, overseeing the work of and determining the compensation for the Company's independent auditors, who report directly to the Audit Committee. The members of the Audit Committee are Mr. Luskin (Chairman), Dr. Seff and Dr. Silverman, none of whom is an employee of the Company and each of whom is independent under existing Amex and Securities and Exchange Commission (SEC) requirements. The Board has examined the SEC's definition of "audit committee financial expert" and determined that Mr. Luskin satisfies this definition. Accordingly, Mr. Luskin has been designated by the Board as the Company's audit committee financial expert. During the fiscal year ended March 31, 2005, the Audit Committee met four times.

      Nominations. The Company's full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors. The Board of Directors held one meeting during the 2005 fiscal year in order to make nominations for directors. The Board of Directors believes that the interests of the Company's shareholders are served by relegating the nominations process to the full Board, the majority of which are independent from management. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from the Company's shareholders for nominees, nor established any procedures for this purpose. In considering prospective nominees, the Board of Directors will consider the prospect's relevant financial and business experience, the integrity and dedication of the prospect, his independence and other factors the Board deems relevant. The Board of Directors will apply the same criteria to nominees recommended by shareholders as those recommended by the full Board. Nominations for director may be made by shareholders, provided such nominations comply with certain timing and informational requirements set forth in the Company's Bylaws. See "Other Matters" elsewhere in this Proxy Statement.

      Compensation Committee. Effective April 1, 2004, the Board created a Compensation Committee, the membership of which consists of Mr. Luskin (Chairman), Dr. Seff and Dr. Silverman, none of whom is an employee of the Company and each of whom is independent under existing Amex and SEC requirements. The Compensation Committee is charged with reviewing and determining the compensation of the Chief Executive Officer and the other executive officers of the Company. The Compensation Committee did not meet during the fiscal year ended March 31, 2005.

Director Compensation

      During the Company's fiscal year ended March 31, 2005, those directors who were employed by the Company received no additional compensation for serving as a director. Directors are eligible to participate in the Company's Non-Qualified Stock Option Plan. During the Company's fiscal year ended March 31, 2005, the Company paid to each of Mr. Luskin, Dr. Silverman, and Dr. Seff a $10,000 fee for annual service as a director, payable in cash or Shares (computed at the closing price as reported by the Amex on the date of the payment). On March 23, 2005, each outside Director received a 7,000 stock option at an exercise price of $15.02 issued in accordance with the Company's Non-Qualified Stock Option Plan.

Code of Ethics

      The Company has adopted a Code of Business Conduct and Ethics that is designed to promote the highest standards of ethical conduct by the Company's directors, executive officers and employees.

Communications with the Board

      Any shareholder desiring to contact the Board, or any specific director(s), may send written communications to: Board of Directors (Attention:
(Name(s) of director(s), as applicable)), c/o the Company's Secretary, 7-A Gwynns Mill Court, Owings Mills, Maryland 21117. Any proper communication so received will be processed by the Secretary. If it is unclear from the communication received whether it was intended or appropriate for the Board, the Secretary will (subject to any applicable regulatory requirements) use his judgment to determine whether such communication should be conveyed to the Board or, as appropriate, to the member(s) of the Board named in the communication.

               INFORMATION REGARDING SHARE OWNERSHIP OF MANAGEMENT

      The following table sets forth information with respect to the beneficial ownership of the Shares as of the Record Date by (i) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, (ii) each current director and each nominee for election as a director and (iii) all directors and executive officers of the Company as a group. For purposes of calculating beneficial ownership, Rule 13d-3 of the Exchange Act requires inclusion of Shares that may be acquired within sixty days of the Record Date. Unless otherwise indicated in the footnotes to this table, beneficial ownership of shares represents sole voting and investment power with respect to those Shares.

Name of Beneficial Owner                    Shares Beneficially Owned          Percent of Class
------------------------------------        -------------------------          -----------------
Harvey B. Grossblatt (1)                           117,967                            6.65%
Cary Luskin (2)                                     51,312                            3.05%
Ronald A. Seff, M.D. (3)                            64,752                            3.85%
Howard Silverman, Ph.D. (4)                         16,455                            0.98%
All directors and executive officers
as a group (5 persons) (5)                         253,486                           14.02%

----------
      (1)   See footnote 2 under "Beneficial Ownership".

      (2) Includes 10,333 shares which Mr. Luskin has the right to acquire through the exercise of stock options.

      (3) Includes 7,000 shares which Dr. Seff has the right to acquire through the exercise of stock options.

      (4) Includes 13,666 shares which Dr. Silverman presently has the right to acquire through the exercise of stock options.

      (5)   See footnote 1-4 above.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Exchange Act requires that the Company's directors and executive officers and each person who owns more than 10% of the Company's Shares, file with the SEC an initial report of beneficial ownership and subsequent reports of changes in beneficial ownership of the Shares. To the Company's knowledge, based solely upon the review of the copies of such reports furnished to us, all of these reporting persons complied with the Section 16(a) filing requirements applicable to them with respect to transactions during the fiscal year ended March 31, 2005.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table reflects, with respect to the Chief Executive Officer and each executive officer of the Company whose annual compensation exceeded $100,000 in the fiscal year ended March 31, 2005, the aggregate amounts paid to or accrued for such officers as compensation for their services in all capacities during the fiscal years ended March 31, 2005, 2004 and 2003:

                                             Annual Compensation             Long-Term Compensation
                                             -------------------             ----------------------
        Name and                                              Other Annual                             All Other
   Principal Position      Year     Salary       Bonus        Compensation          Options          Compensation
   ------------------      ----     ------       -----        ------------          -------          ------------
Stephen C. Knepper(1)      2005    $39,078         0               0                   0              $ 5,621(3)
Chairman and Chief         2004    $99,937      $ 84,000           0                   0              $16,406(3)
Executive Officer          2003    $97,832      $110,219       $22,271(2)           35,000            $15,024(3)


Harvey B. Grossblatt       2005    $186,886     $ 98,196           0                10,000            $18,109(4)
President and Chief        2004    $180,752     $ 84,000           0                20,000            $17,592(4)
Executive Officer          2003    $123,928     $120,219           0                47,750            $15,655(4)

----------
(1) Mr. Knepper served as Chairman and Chief Executive Officer from October 23, 2001 until his passing on August 4, 2004.

(2) Includes an automobile allowance of $12,000 for the fiscal year ended March 31, 2003.

(3) Represents payment of term life insurance premiums in the amount of $697, $726 and $1,624 for the fiscal years ended March 31, 2005, 2004 and 2003, respectively; and Company contributions on behalf of the named officer to the Company's 401(k) Plan in the amount of $5,424 and $14,295 for the fiscal years ended March 31, 2005 and 2004, respectively.

(4) Represents payment of term life insurance premiums in the amount of $1,404, $1,153 and $2,255 for the fiscal years ended March 31, 2005, 2004 and 2003, respectively; and Company contributions on behalf of the named officer to the Company's 401(k) Plan in the amount of $16,705 and $14,295 for the fiscal years ended March 31, 2005 and 2004, respectively.

Option Grants in Last Fiscal Year

                                                                                     Potential Realizable Value at Assumed
                                                                                          Annual Rates of Stock Price
                                 Individual Grants                                     Appreciation for Option Term (1)
                                 -----------------                                     --------------------------------
                                          % of Total       Exercise
                            No. of     Options Granted      Or Base
                           Options       to Employees        Price      Epiration
          Name             Granted      in Fiscal Year     ($/Share)       Date              5%                 10%
          ----             -------                ----     ---------       ----              --                 ---
Harvey B. Grossblatt        10,000          18.35%          $15.02       03/22/10          $7,510             $15,020

      Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

      The following table sets forth, for each of the executive officers named in the Summary Compensation Table, information with respect to the exercise of stock options during the Company's fiscal year ended March 31, 2005 and holdings of unexercised options at the end of the fiscal year:

                                   Shares                                                      Value of Unexercised
                                  Acquired                      Number of Unexercised        in-the-Money Options/SARs
                                     on          Value              Options/SARs                  at Fiscal Year
             Name                 Exercise       Realized         at Fiscal Year End                End($)(1)
             ----                 --------       --------         ------------------                ---------
                                                              Exercisable   Unexercisable     Exercisable    Unexercisable
                                                              -----------   -------------     -----------    -------------
Stephen C. Knepper                  69,999       357,662          -0-             --          $       -0-         --
Harvey B. Grossblatt                6,666         90,458        100,332           --          $1,201,247          --

----------
(1) Based on the excess of (i) the aggregate market value (closing price on the American Stock Exchange) of the underlying shares on March 31, 2005 over (ii) the aggregate exercise price of the options.

Executive Employment Agreements

      Harvey Grossblatt entered into an employment agreement with the Company effective April 1, 2002. The employment agreement provides that Mr. Grossblatt is employed for a term ending June 30, 2005 at an initial base annual salary of $122,500, subject to automatic annual cost of living increases and further subject to increases in the Board's discretion. Additionally, Mr. Grossblatt is entitled to bonus compensation for each fiscal year of the Company in which the Company earned pre-tax net income of at least $100,000, in an amount equal to 5% of pre-tax net income up to $1,000,000, 4% of pre-tax net income over $1,000,000 up to $2,000,000, 3% of pre-tax net income over $2,000,000 up to $3,000,000, and
1% of pre-tax net income over $3,000,000.

      Effective April 1, 2003, Mr. Grossblatt's Employment Agreement was amended to: (i) extend the term until July 31, 2008; (ii) increase the annual base salary to $180,000 subject to automatic annual cost of living increases up to 4% and further subject to increases in the Board's discretion; and (iii) revising the annual bonus compensation to provide that the bonus is paid on pre-tax net income in excess of an amount equal to 8% of shareholders' equity as of the start of the fiscal year, as follows: 3% of all (after the 8% threshold) pre-tax net income up to $1 million, 4% of pre-tax net income from $1-$2 million, 5% of pre-tax net income from $2-$3 million, 6% of pre-tax net income from $3-$4 million, 7% of pre-tax net income over $4 million.

      Under the Employment Agreement, Mr. Grossblatt has been granted an option to purchase 20,000 shares of common stock at an exercise price of $4.50 per share pursuant to the Company's Non-Qualified Stock Option Plan, and is also entitled to life, health and disability insurance benefits, medical reimbursement, automobile allowance, and Company paid retirement plan contributions.

      Effective July 18, 2005, Mr. Grossblatt's Employment Agreement was amended to reflect his new duties as Chief Executive Officer following Mr. Knepper's passing on August 4, 2004. The amended agreement provides that Mr. Grossblatt's base annual salary beginning July 18, 2005 is $300,000, increasing to $325,000 on August 1, 2006, and to $350,000 on August 1, 2007. The amended agreement did not change the calculation of Mr. Grossblatt's bonus compensation or materially change the terms of Mr. Grossblatt's benefits.

      If the Employment Agreement is not renewed by the Company or is terminated by Mr. Grossblatt for good reason, Mr. Grossblatt is entitled to receive his compensation through any balance of the employment term plus a lump sum payment equal to his last 12 months base salary and bonus, health benefits for three years, and an additional lump sum payment payable on each of the first three anniversaries of the termination equal to the 401(k) plan contribution the Company would have made on behalf of the Company had he remained employed by the Company.

      If Mr. Grossblatt's employment is terminated following or in anticipation of a "change of control" of the Company, Mr. Grossblatt will be entitled to receive a lump sum payment equal to his base salary for the balance of the Employment Agreement's term and the amount of Mr. Grossblatt's last bonus. In addition, Mr. Grossblatt is entitled to receive health benefits for three years, and an additional lump sum payment payable on the anniversary of the termination equal to the 401(k) plan contribution the Company would have made on behalf of the Company had he remained employed by the Company. Furthermore, Mr. Grossblatt will receive an amount equal to three times his base salary for the last 12 months and the amount of his last bonus, limited to 2.99 times Mr. Grossblatt's average annual taxable compensation from the Company which is included in his gross income for the five taxable years of the Company ending before the date on which the change of control occurs.

      If the Employment Agreement is terminated by the Company due to Mr. Grossblatt's death, Mr. Grossblatt's estate is entitled to receive a lump sum payment equal to his base salary for the greater of the balance of the Employment Agreement's term or one year, reduced by any individual life insurance benefits the premiums for which are paid for by the Company, plus the amount of his last bonus and the amount of the Company's last 401(k) plan contribution made on behalf of Mr. Grossblatt. In addition, Mr. Grossblatt's estate is entitled to the health insurance and medical reimbursement benefits for the longer of the balance of the term or three years following the date of death, or the cash equivalent thereof.

      If the Employment Agreement is terminated by the Company due to Mr. Grossblatt's disability, Mr. Grossblatt is entitled to the continuation of the payment of his base salary for the balance of the term, reduced by any group or individual disability income insurance benefits the premiums for which are paid for by the Company and Social Security disability benefits paid to Mr. Grossblatt. In addition, Mr. Grossblatt is entitled to the health insurance and medical reimbursement benefits and a payment equal to the 401(k) plan contribution the Company would have made on behalf of the Company had he remained employed by the Company, for the longer of the balance of the term or three years following the date of disability, or the cash equivalent thereof.

      The Employment Agreement generally prohibits Mr. Grossblatt from competing with the Company during the term and during any subsequent period during which he receives compensation from the Company.

Equity Compensation Plan Information

      The following table provides information, as of March 31, 2005, with respect to all compensation arrangements maintained by the Company under which Shares may be issued:

----------------------------------- ------------------------- ---------------------- ----------------------------------------
Plan Category                       Number of securities to     Weighted-average         Number of securities remaining
                                    be issued upon exercise     exercise price of      available for future issuance under
                                    of outstanding options,   outstanding options,    equity compensation plans (excluding
                                      warrants and rights      warrants and rights     securities reflected in column (a)
----------------------------------- ------------------------- ---------------------- ----------------------------------------
                                               (a)                     (b)                           (c)
----------------------------------- ------------------------- ---------------------- ----------------------------------------
Equity compensation plans
approved by security holders                235,496*                  $5.73                          48,675
----------------------------------- ------------------------- ---------------------- ----------------------------------------
Equity compensation plans not
approved by security holders                       0                    0                               0
----------------------------------- ------------------------- ---------------------- ----------------------------------------
              Total                          235,496                  $5.73                          48,675
----------------------------------- ------------------------- ---------------------- ----------------------------------------

* Does not include options to purchase 20,000 shares which were contested in the litigation filed by Michael Kovens against the Company. On July 12, 2005, as part of the settlement of the litigation, the Company recognized the 2002 exercise of those options by Mr. Kovens.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee has reviewed and discussed with management the annual audited financial statements of the Company and its subsidiaries.

      The Audit Committee has discussed with Grant Thornton LLP, the independent auditors for the Company for the fiscal year ended March 31, 2005, the matters required to be discussed by Statement on Auditing Standards 61. The Board of Directors has received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence.

      Based on the foregoing review and discussions, the Board of Directors approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2005 for filing with the Securities and Exchange Commission.

                                                 THE AUDIT COMMITTEE
                                                 Cary Luskin
                                                 Howard Silverman, Ph.D.
                                                 Ronald A. Seff, M.D.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee has selected the firm of Grant Thornton LLP as the Company's independent public accountants for the current fiscal year. Grant Thornton LLP has served as the Company's independent public accountants since 1999. Representatives of Grant Thornton LLP are expected to be present at the meeting, and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

      The following is a description of the fees billed to the Company by Grant Thornton LLP (the "Auditor") during the fiscal years ended March 31, 2005 and 2004:

Audit Fees

      Audit fees include fees paid by the Company to the Auditor in connection with the annual audit of the Company's consolidated financial statements, and review of the Company's interim financial statements. Audit fees also include fees for services performed by the Auditor that are closely related to the audit and in many cases could only be provided by the Auditor. Such services include consents related to Securities and Exchange Commission and other regulatory filings. The aggregate fees billed to the Company by the Auditor for audit services rendered to the Company for the years ended March 31, 2005 and 2004 totaled $114,000 and $78,000, respectively.

Audit Related Fees

      Audit related services include due diligence services related to accounting consultations, internal control reviews and employee benefit plan audits. There were no audit related services provided in either year.

Tax Fees

      Tax fees include corporate tax compliance, counsel and advisory services. The aggregate fees billed to the Company by the Auditor for the tax related services rendered to the Company for the years ended March 31, 2005 and 2004 totaled $6,000 and $5,500, respectively.

All Other Fees

      The Auditor billed the Company, $0, for the year ended March 31, 2005, and $6,395, for the year ended March 31, 2004, for research in connection with a proposed initial public offering by the Company's 50%-owned Hong Kong Joint Venture.

Approval of Independent Auditor Services and Fees

      The Company's Audit Committee reviews all fees charged by the Company's independent auditors, and actively monitors the relationship between audit and non-audit services provided. The Audit Committee must pre-approve all audit and non-audit services provided by the Company's independent auditors and fees charged.

                                  OTHER MATTERS

      The Board of Directors is not aware of any other matter which may be presented for action at the 2005 Annual Meeting of Shareholders, but should any other matter requiring a vote of the shareholders arise at the 2005 Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy.

      The cost of soliciting proxies will be borne by the Company. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses. Officers and directors may also solicit proxies.

      The nominees for directors who receive a majority of the votes entitled to be cast for the election of directors at the Annual Meeting will be elected. In respect of any other matter, the affirmative vote of the holders of a majority of the Shares entitled to vote on the issue, in person or by proxy, is necessary to approve the matter.

      As a matter of policy, the Company will accord confidentiality to the votes of individual shareholders, whether submitted by proxy or ballot, except in limited circumstances, including any contested election, or as may be necessary to meet legal requirements. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Company and will determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

      Any shareholder desiring to present a proposal at the 2006 Annual Meeting of Shareholders and wishing to have that proposal included in the proxy statement for that meeting must submit the same in writing to the Secretary of the Company at 7-A Gwynns Mill Court, Owings Mills, Maryland 21117, in time to be received by May 3, 2006. In addition, if a shareholder desires to bring business (including director nominations) before the 2006 Annual Meeting of Shareholders that is not the subject of a proposal timely submitted for inclusion in the Company's Proxy Statement, written notice of such business, as currently prescribed in the Company's Bylaws, must be received by the Company's Secretary between April 3, 2006 and May 3, 2006. For additional requirements, a shareholder should refer to Article I, Section 8 of the Company's Bylaws, "Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals," a copy of which may be obtained from the Company's Secretary or from the Company's SEC filings. If the Company does not receive timely notice pursuant to the Bylaws, the nomination or proposal will be excluded from consideration at the meeting.

      The persons designated by the Company to vote proxies given by shareholders in connection with the Company's 2006 Annual Meeting of Shareholders will not exercise any discretionary voting authority granted in such proxies on any matter not disclosed in the Company's 2006 proxy statement with respect to which the Company has received written notice no later than July 16, 2006 that a shareholder (i) intends to present such matter at the 2006 Annual Meeting, and (ii) intends to and does distribute a proxy statement and proxy card to holders of such percentage of the Shares required to approve the matter. If a shareholder fails to provide evidence that the necessary steps have been taken to complete a proxy solicitation on such matter, the Company may exercise its discretionary voting authority if it discloses in its 2006 proxy statement the nature of the proposal and how it intends to exercise its discretionary voting authority.

      Shareholders who do not plan to attend the Annual Meeting are urged to complete, date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

                                            By Order of the Board of Directors,

                                            JAMES B. HUFF
                                            Secretary


Owings Mills, Maryland
August 30, 2005

      THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2005, TO EACH SHAREHOLDER WHO FORWARDS A WRITTEN REQUEST TO THE SECRETARY, UNIVERSAL SECURITY INSTRUMENTS, INC., 7-A GWYNNS MILL COURT, OWINGS MILLS, MARYLAND 21117.

      To the extent the rules and regulations adopted by the SEC state that certain information included in this Proxy Statement is not deemed "soliciting material" or "filed" with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, such information shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act.

                                      PROXY

                      UNIVERSAL SECURITY INSTRUMENTS, INC.
                              7-A Gwynns Mill Court
                          Owings Mills, Maryland 21117

      This Proxy is Solicited on Behalf of the Board of Directors of Universal Security Instruments, Inc. The undersigned hereby appoints Harvey B. Grossblatt and Ronald A. Seff M.D., and each of them, as proxies, each with the power of substitution, to vote as designated below all of the shares the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Pikesville Hilton, 1726 Reisterstown Road, Baltimore, Maryland, on October 3, 2005 at 9:00 a.m., prevailing local time, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the meeting, with all powers possessed by the undersigned if personally present at the meeting.



1.    ELECTION OF DIRECTORS: FOR all nominees listed below          [ ]

          (except as set forth to the contrary below)

      WITHHOLD AUTHORITY to vote for all nominees listed below      [ ]

      Harvey B. Grossblatt

The terms of the elected Directors expire at the 2008 annual meeting and when their successors are elected and qualify.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

-------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon any other business which properly comes before the meeting and any adjournments or postponements thereof.

                          [REVERSE SIDE OF PROXY CARD]

This proxy, when properly executed, will be voted in the manner directed hereby by the undersigned shareholders. If no direction is made, this proxy will be voted in favor of all nominees and in the discretion of the proxies upon any other business which properly comes before the meeting.

Please sign exactly as your name appears on your proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                              PLEASE MARK, SIGN, DATE AND MAIL
                                              THE CARD IN THE ENCLOSED ENVELOPE.

DATED: __________________________, 2005

Signature______________________________

DATED: __________________________, 2005

Signature______________________________